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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                             --------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934


                                Date of Report
                               December 2, 1996

                    UNITED COMPANIES FINANCIAL CORPORATION
            (Exact name of registrant as specified in its charter)


       Louisiana                         1-7067                  71-0430414

(State or other jurisdiction     (Commission File Number)      (IRS Employer
    of incorporation)                                        Identification No.)


 4041 Essen Lane, Baton Rouge, Louisiana                           70809
 (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code             (504) 924-6007

                                Not Applicable
         (Former name or former address, if changed since last report)




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Item 5.   Other Events

        United Companies Financial Corporation ("UCFC") announced on November 27, 1996, that it has terminated negotiations for the proposed acquisition of Empire Funding Corp. UCFC had previously announced on October 15, 1996, that it had entered into a non-binding letter of intent with respect to this proposed acquisition.
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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          UNITED COMPANIES FINANCIAL CORPORATION
                                          (Registrant)


Date:   December 2, 1996                  By:    /s/ Dale E. Redman
     ------------------------                -----------------------------------
                                             Dale E. Redman, Executive Vice
                                             President and Chief Financial
                                             Officer